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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 19, 2003

                             FRANKLIN BANCORP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

MICHIGAN                                                             01-0746997
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)
                                     0-50078
                            (COMMISSION FILE NUMBER)



                24725 WEST TWELVE MILE ROAD, SOUTHFIELD, MI 48034
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (248) 358-4710
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)















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ITEM 5.           OTHER EVENTS

         On March 19, 2003, registrant announced the appointment of George J. Hall as its President, Chief Executive Officer and Director, and the retirement of David L. Shelp as President, CEO and Director, effective April 18, 2003. In addition, it was announced that Mr. Hall was appointed President and CEO of Franklin Bank, National Association and Mr. Shelp had retired as President, CEO and a Director of Franklin Bank, National Association. The announcements were made as set forth in the attached press release.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     March 19, 2003 Press Release





                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 19, 2003

                                       FRANKLIN BANCORP, INC.
                                       (REGISTRANT)



                                       By: /s/ David F. Simon
                                           -------------------------------------
                                           David F. Simon, Chairman of the Board



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                                  EXHIBIT INDEX

Exhibit:                   Description:

99.1                       March 19, 2003 Press Release